                                                                    EXHIBIT 99.3




















                                      F-16

                     HARBINGER CORPORATION AND SUBSIDIARIES
            UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

         The following unaudited pro forma consolidated statement of operations of Harbinger Corporation (the "Company") set forth below for the year ended December 31, 1996 give effect to the Company's acquisitions of (i) Harbinger Net Services, LLC ("HNS") effective January 1, 1997, (ii) Harbinger N.V. ("HNV") effective March 31, 1996, (iii) INOVIS GmbH & Co. ("INOVIS") effective March 31, 1996, and (iv) NTEX Holding B.V. ("NTEX") effective March 31, 1996, which have all been accounted for using the purchase method of accounting.

         The unaudited pro forma consolidated statement of operations should be read in conjunction with the historical financial statements and notes thereto of the Company, HNS, HNV, INOVIS and NTEX. The unaudited pro forma consolidated statement of operations does not necessarily represent results which would have occurred if the transactions had taken place on the dates indicated nor are they necessarily indicative of the results of future operations.



















                                      F-17

                     HARBINGER CORPORATION AND SUBSIDIARIES
            UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 1996
                    (IN THOUSANDS, EXCEPT FOR PER SHARE DATA)

                                                                                                           Adjusted
                                       Historical                                           Pro Forma       Company
                                        Company     HNS      HNV      NTEX       INOVIS    Adjustments   Subtotal (*)
                                       ---------- -------  -------  -------     -------    ------------  -----------
Revenues:
   Services                            $ 37,822   $   117  $    13  $   607     $   609                   $  39,168
   Software                              21,441     2,036        -       32         131        (1,199)(2)    22,441
                                       --------   -------  -------  -------     -------                   ---------
     Total revenues                      59,263     2,153       13      639         740                      61,609
                                       --------   -------  -------  -------     -------                   ---------

Direct costs:
   Services                              13,625       644       23      184         227                      14,703
   Software                               2,912     1,617        -        2           9        (1,199)(2)     3,341
                                       --------   -------  -------  -------     -------                   ---------
     Total direct costs                  16,537     2,261       23      186         236                      18,044
                                       --------   -------  -------  -------     -------                   ---------

     Gross margin                        42,726      (108)     (10)     453         504                      43,565
                                       --------   -------  -------  -------     -------                   ---------

Operating costs:
   Selling and marketing                 15,057       926       12      121         178                      16,294
   General and administrative            12,664     1,614      354      289         147                      15,068
   Depreciation and amortization          2,966       621        7       10          45           172 (3)     3,981
                                                                                                    8 (5)
                                                                                                   78 (7)
                                                                                                   74 (9)

   Product development                    9,000     4,303        6      109         109                      13,527
   Charge for purchased in-process
    product development and
    acquisition-related charges           8,775         -        -        -           -        (8,149)(11)      626
                                       --------   -------  -------  -------     -------                   ---------
     Total operating costs               48,462     7,464      379      529         479                      49,496
                                       --------   -------  -------  -------     -------                   ---------

     Operating income (loss)             (5,736)   (7,572)    (389)     (76)         25                      (5,931)

Interest expense (income), net               (7)     (130)      (8)      25           8          (186)(1)        50
                                                                                                  245 (4)
                                                                                                   64 (8)
                                                                                                   39 (10)

Foreign currency exchange loss                -         -       18        -           -                          18
Equity in loss of joint ventures          7,192         -        -        -           -        (7,004)(2)       119
                                                                                                  (69)(6)
                                       --------   -------  -------  -------     -------                   ---------
     Loss before income tax expense     (12,921)   (7,442)    (399)    (101)         17                      (6,118)

Income tax expense                          146         -        -        -          22                         168
                                       --------   -------  -------  -------     -------                   ---------
     Net loss                           (13,067)   (7,442)    (399)    (101)         (5)                     (6,286)

Preferred stock dividends                   (28)        -        -        -           -                         (28)
                                       ========   =======  =======  =======     =======                   =========
Net loss applicable to common
shareholders                           $(13,095)  $(7,442)  $ (399) $  (101)    $    (5)                   $ (6,314)
                                       ========   =======  =======  =======     =======                   =========

Net loss per common share              $  (0.71)                                                              (0.34)
                                       ========                                                           =========

Weighted average common shares
outstanding                              18,465                                                   242 (12)   18,707
                                       ========                                                           =========


* Adjusted Company subtotal is prior to the purchase of Acquion, Inc. See page F-24 for unaudited pro forma consolidated statement of operations reflecting the purchase of Acquion, Inc.

     See Notes to Unaudited Pro Forma Consolidated Statements of Operations.

                                      F-18

                     HARBINGER CORPORATION AND SUBSIDIARIES
        NOTES TO UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

         On January 1, 1997, because of the expiration of restrictions on the Harbinger Corporation's (the "Company") ability to appoint a majority of the Harbinger Net Services, LLC ("HNS") Board of Managers, the Company exercised its rights as majority shareholder of HNS by appointing a majority of the members of the HNS Board of Managers. As a result, effective January 1, 1997, the Company began accounting for its investment in HNS by consolidating the statements of financial position and results of operations of HNS with those of the Company.

         Also on January 1, 1997, the Company entered into a debenture purchase agreement with the holder of the Debenture whereby the Company acquired the Debenture in exchange for $1.5 million in cash and 242,288 shares of the Company's common stock valued at $4.2 million. The Company recorded an extraordinary loss on debt extinguishment of $2.4 million in the first quarter of 1997 related to this transaction which represents the amount paid in excess of the face amount of the Debenture of $3.0 million plus accrued interest of $280,000.

         Immediately after this transaction, the Company acquired the minority interest in HNS, consisting of 585,335 shares of HNS common stock and stock options to acquire 564,727 shares of HNS common stock at exercise prices ranging from $0.70 per share to $1.65 per share, by exchanging cash of $1.6 million and stock options to acquire 355,317 shares of the Company's common stock at exercise prices ranging from $15.22 per share to $16.53 per share which were valued by the Company at $2.2 million. Including transaction and other costs of $350,000, the Company paid $4.1 million for the acquisition of the HNS minority interest which was accounted for using the purchase method of accounting with $2.7 million of the purchase price allocated to in-process product development and charged to the consolidated statement of operations on January 1, 1997, and $1.4 million allocated to goodwill and purchased technology. The Company incurred integration costs related to these transactions of $1.6 million during the first quarter of 1997.

         The Company recorded a net deferred income tax asset of approximately $840,000 as a result of these transactions and provided a valuation allowance against such net deferred tax asset to reduce it to zero.

         Effective March 31, 1996, the Company acquired all of the common stock of Harbinger N.V. ("HNV"), a Dutch corporation based in Hoofddorp, The Netherlands for the issuance of 58,065 shares of the Company's common stock at a price of $11.50 per share. The Company recorded the acquisition, which was completed on April 20, 1996, using the purchase method of accounting with $300,000 of the purchase price allocated to in-process product development and charged to the consolidated statement of operations on March 31, 1996, $518,000 allocated to tangible assets and $447,000 allocated to goodwill and other intangibles.

         Effective March 31, 1996, the Company acquired all of the common stock of NTEX Holding, B.V. ("NTEX"), a Dutch corporation based in Rotterdam, The Netherlands for $3,195,000 in cash, the issuance of 107,728 shares of the Company's common stock at a price of $11.12 per share and warrants to purchase up to 18,750 shares of the Company's common stock. The Company recorded the acquisition, which was completed on April 4, 1996, using the purchase method of accounting with $4,449,000 of the purchase price allocated to in-process product development and charged to the consolidated statement of operations on March 31, 1996, $204,000 allocated to purchased technology, $621,000 allocated to tangible assets and $2.8 million allocated to goodwill.

         Effective March 31, 1996, the Company acquired all of the shares of INOVIS GmbH & Co. ("INOVIS"), a German partnership based in Karlsruhe, Germany for $1,409,000 in cash, $557,000 note payable, the issuance of 210,276 shares of the Company's common stock at a price of $11.50 per share and warrants to purchase up to 30,000 shares of the Company's common stock. The Company recorded the acquisition, which was completed on April 19, 1996, using the purchase method of accounting with $3,400,000 of the purchase price allocated to in-process product development and charged to the consolidated statement of operations on March 31, 1996, $600,000 allocated to purchased technology, $1,077,000 allocated to tangible assets and $1.1 million allocated to goodwill.

                                      F-19

                     HARBINGER CORPORATION AND SUBSIDIARIES
        NOTES TO UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

         The accompanying unaudited pro forma consolidated statement of operations illustrates the estimated effects of the transactions described above as if they had occurred as of January 1, 1996.

         The historical statements of operations of the Company and HNS are derived from the audited financial statements of the Company and HNS for the year ended December 31, 1996. The historical statements of operations of HNV, INOVIS, and NTEX for the three months ended March 31, 1996 are estimated based on the audited statements of HNV, INOVIS, and NTEX for the year ended December 31, 1995. The operating results of HNV, INOVIS, and NTEX for the period from April 1, 1996 to December 31, 1996 are included in the historical results of the Company.

         The unaudited pro forma consolidated statement of operations does not purport to represent what the results of operations of the Company would actually have been if the transactions had occurred on January 1, 1996 or to project the results of operations of the Company for any future date or period. The unaudited pro forma consolidated statement of operations should be read together with the audited financial statements and notes of the Company, HNS, HNV, NTEX, and INOVIS.

         HNS

         1) Reflects adjustment to record the elimination of the interest expense recorded with respect to the HNS Debenture.

         2) Reflects the elimination of intercompany revenues and expenses between HNS and the Company and the elimination of the Company's equity in losses of HNS.

         3) Reflects an increase in amortization expense as a result of the acquisition of HNS. Amortization of goodwill arising from the acquisition is provided using the straight-line method over ten years. Purchased technology is amortized using the straight-line method over the remaining estimated economic life of the product or enhancement, which was determined to be five years.

         4) Reflects interest expense on the cash payment of $3,057,000 to fund the HNS transactions on January 1, 1996 at a rate of 8% for the year.

                  The Company incurred integration costs related to the HNS transactions of $1.6 million during the first quarter of 1997. The unaudited pro forma consolidated statement of operations for the year ended December 31, 1996 does not reflect the $1.6 million of integration costs, the $2.4 million loss on extinguishment of the Debenture or the $2.7 million charge for in-process product development related to the acquisition of the minority interest of HNS.




                                      F-20

                     HARBINGER CORPORATION AND SUBSIDIARIES
        NOTES TO UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS



         HNV

         5) Reflects an increase in amortization expense as a result of the acquisition of HNV. Amortization of goodwill arising from the acquisition is provided using the straight-line method over ten years. Purchased technology is amortized using the straight-line method over the remaining estimated economic life of the product or enhancement, which was determined to be five years.

         6) Reflects the elimination of the Company's equity in losses of HNV.

                  The unaudited pro forma consolidated statement of operations does not reflect the $300,000 charge for in-process product development related to the acquisition of HNV which was directly attributable to the transaction.

         NTEX

         7) Reflects an increase in amortization expense as a result of the acquisition of NTEX. Amortization of goodwill arising from the acquisition is provided using the straight-line method over ten years. Purchased technology is amortized using the straight-line method over the remaining estimated economic life of the product or enhancement, which was determined to be five years.

         8) Reflects interest expense on the cash payment of $3,195,000 to fund the NTEX acquisition at a rate of 8% for the three months ended March 31, 1996.

                  The unaudited pro forma consolidated statement of operations does not reflect a $4,449,000 charge for in-process product development related to the acquisition of NTEX which was directly attributable to the transaction.

         INOVIS

         9) Reflects an increase in amortization expense as a result of the acquisition of INOVIS. Amortization of goodwill arising from the acquisition is provided using the straight-line method over ten years. Purchased technology is amortized using the straight-line method over the remaining estimated economic life of the product or enhancement, which was determined to be five years.

         10) Reflects interest expense on the cash payment of $1,409,000 and the note payable in the amount of $557,000 to fund the INOVIS acquisition at a rate of 8% for the three months ended March 31, 1996.

                  The unaudited pro forma consolidated statement of operations does not reflect a $3,400,000 charge for in-process product development related to the acquisition of INOVIS which was directly attributable to the transaction.


                                      F-21

                     HARBINGER CORPORATION AND SUBSIDIARIES
        NOTES TO UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

         OTHER

         11) Reflects reduction of non-recurring charges for in-process product development related to the acquisitions of HNV, NTEX and INOVIS that were included in the Company's historical consolidated statement of operations.

         12) Reflects the increase in weighted average common shares outstanding for the shares issued in connection with the acquisition of HNS. The shares issued in connection with the acquisitions of HNV, NTEX, and INOVIS are included in the historical weighted average common shares outstanding of the Company.










                                      F-22




                                 Page 27 of 33